UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2011

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

Annual Meeting

On June 16, 2011, IAC’s annual meeting of stockholders (the “2011 Annual Meeting”) was held.  Stockholders present in person or by proxy, representing 72,851,671 shares of IAC common stock (entitled to one vote per share) and 4,595,378 shares of IAC Class B common stock (entitled to ten votes per share), voted on the following matters:

1.     Election of Directors—stockholders elected the following twelve directors of the Company to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

Elected by holders of IAC common stock voting as a separate class:

	Number of Votes Cast in Favor	Number of Votes For Which Authority Was Withheld
Donald R. Keough	64,275,275	3,768,530
Bryan Lourd	66,330,923	1,712,882
Alan G. Spoon	67,312,616	731,189

Elected by holders of IAC common stock and IAC Class B common stock, voting together as a single class:

	Number of Votes Cast in Favor	Number of Votes For Which Authority Was Withheld
Gregory R. Blatt	108,619,336	5,378,249
Edgar Bronfman, Jr.	110,992,045	3,005,540
Barry Diller	107,865,575	6,132,010
Michael D. Eisner	113,372,163	625,422
Victor A. Kaufman	112,671,744	1,325,841
Arthur C. Martinez	101,864,450	12,133,135
David Rosenblatt	110,632,755	3,364,830
Alexander von Furstenberg	108,367,003	5,630,582
Richard F. Zannino	113,263,517	734,068

In addition to the votes cast and withheld for each director nominee described above, there were 4,807,866 broker non-votes with respect to each director nominee.

2.     The Auditor Ratification Proposal—stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011.  Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
117,565,007	1,227,974	12,470

3.     The Say on Pay Proposal—stockholders approved (on an advisory basis) the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2010.  Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
104,901,647	8,596,498	499,440

In addition to the votes cast and abstentions described above, there were 4,807,866 broker non-votes with respect to the Say on Pay Proposal.

4.     Frequency of the Say on Pay Vote Proposal—stockholders approved (on an advisory basis) an advisory vote to approve the compensation paid to the Company’s named executive officers every three years.  Stockholders eligible to vote voted as follows:

One Year	Two Years	Three Years	Number of Votes Abstaining
49,045,544	6,855,644	57,621,523	474,874

In addition to the votes cast and abstentions described above, there were 4,807,866 broker non-votes with respect to the Frequency of the Say on Pay Vote Proposal.  Based on these results, and consistent with the Company’s recommendation, future stockholder advisory votes on executive compensation will occur every three years. Accordingly, the next stockholder advisory vote on executive compensation is scheduled to be held at the Company’s 2014 Annual Meeting of Stockholders. The next required stockholder advisory vote regarding the frequency interval is scheduled to be held in six years at the Company’s 2017 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

	By:	/s/ Gregg Winiarski
	Name:	Gregg Winiarski
	Title:	Senior Vice President,
General Counsel and Secretary

Date: June 22, 2011